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                                                                   EXHIBIT 23.02


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1997, in the Registration Statement (Form S-1) and related Prospectus of Excite, Inc. dated March 3, 1997.


                                        ERNST & YOUNG LLP

Palo Alto, California
March 2, 1997